EX-99.B(d)(1)(ii)

As of May 10, 2006

SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(CAPPED OPERATING EXPENSE RATIOS)

FUNDS/CLASSES	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Aggressive Allocation
Administrator Class	1.00%	January 31, 2007
Asia Pacific
Investor Class	1.65%	April 30, 2007
Asset Allocation
Class A	1.15%	January 31, 2007
Class B	1.90%	January 31, 2007
Class C	1.90%	January 31, 2007
Administrator Class	0.90%	January 31, 2007
Balanced
Investor Class	1.25%	April 30, 2007
California Limited-Term Tax-Free
Class A	0.85%	October 31, 2006
Class C	1.60%	October 31, 2006
Administrator Class	0.60%	October 31, 2006
California Tax-Free
Class A	0.80%	October 31, 2006
Class B	1.55%	October 31, 2006
Class C	1.55%	October 31, 2006
Administrator Class	0.55%	October 31, 2006
California Tax-Free Money Market
Class A	0.65%	June 30, 2006
Service Class	0.45%	June 30, 2006
California Tax-Free Money Market Trust	0.20%	June 30, 2006
Capital Growth
Administrator Class	0.94%	April 30, 2007
Institutional Class[1]	0.80%	April 30, 2007
Investor Class	1.42%	April 30, 2007
Cash Investment Money Market
Administrator Class	0.35%	June 30, 2006
Service Class	0.50%	June 30, 2006
Institutional Class	0.20%	June 30, 2006

1	On March 31, 2006 the Board of Trustees approved the reduction of the net operating expense ratios for the Capital Growth Fund Institutional Class from 0.80% to 0.75%, effective December 1, 2006.

FUNDS/CLASSES	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Colorado Tax-Free
Class A	0.85%	October 31, 2006
Class B	1.60%	October 31, 2006
Administrator Class	0.60%	October 31, 2006
Common Stock
Class A	1.31%	April 30, 2007
Class B	2.06%	April 30, 2007
Class C	2.06%	April 30, 2007
Class Z	1.29%	April 30, 2007
Conservative Allocation
Administrator Class	0.85%	January 31, 2007
Corporate Bond
Advisor Class[2]	1.00%	April 30, 2007
Investor Class[2]	1.03%	April 30, 2007
Institutional Class	0.61%	April 30, 2007
C&B Large Cap Value
Class A	1.20%	February 28, 2007
Class B	1.95%	February 28, 2007
Class C	1.95%	February 28, 2007
Class D	1.20%	February 28, 2007
Administrator Class	0.95%	February 28, 2007
Institutional Class	0.70%	February 28, 2007
C&B Mid Cap Value
Class A	1.40%	February 28, 2007
Class B	2.15%	February 28, 2007
Class C	2.15%	February 28, 2007
Class D	1.25%	February 28, 2007
Administrator Class	1.15%	February 28, 2007
Institutional Class	0.90%	February 28, 2007
Discovery
Administrator Class	1.15%	April 30, 2007
Investor Class	1.38%	April 30, 2007
Institutional Class[3]	0.95%	February 29, 2008
Diversified Bond
Administrator Class	0.70%	September 30, 2006

2	On March 31, 2006 the Board of Trustees approved the reduction of the net operating expense ratios for the Corporate Bond Fund Advisor and Investor Classes from 1.00% and 1.03% to 0.95% and 0.98%, respectively, effective October 1, 2006.
3	On May 10, 2006 the Board of Trustees approved the addition of Institutional Class shares, effective August 31, 2006, for the Discovery, Equity Value, International Equity, International Value, Large Cap Appreciation and Small/Mid Cap Value Funds.

FUNDS/CLASSES	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Diversified Equity
Class A	1.25%	January 31, 2007
Class B	2.00%	January 31, 2007
Class C	2.00%	January 31, 2007
Administrator Class	1.00%	January 31, 2007
Diversified Small Cap
Administrator Class	1.20%	January 31, 2007
Dividend Income
Administrator Class	0.96%	April 30, 2007
Investor Class	1.37%	April 30, 2007
Dow Jones Target Today[4] (formerly, the Outlook Today)
Class A	1.25%	June 30, 2006
Class B	2.00%	June 30, 2006
Class C	2.00%	June 30, 2006
Administrator Class	0.95%	June 30, 2006
Institutional Class	0.75%	June 30, 2006
Dow Jones Target 2010[4] (formerly, the Outlook 2010)
Class A	1.25%	June 30, 2006
Class B	2.00%	June 30, 2006
Class C	2.00%	June 30, 2006
Administrator Class	0.95%	June 30, 2006
Institutional Class	0.75%	June 30, 2006
Dow Jones Target 2020[4] (formerly, the Outlook 2020)
Class A	1.25%	June 30, 2006
Class B	2.00%	June 30, 2006
Class C	2.00%	June 30, 2006
Administrator Class	0.95%	June 30, 2006
Institutional Class	0.75%	June 30, 2006
Dow Jones Target 2030[4] (formerly, the Outlook 2030)
Class A	1.25%	June 30, 2006
Class B	2.00%	June 30, 2006
Class C	2.00%	June 30, 2006
Administrator Class	0.95%	June 30, 2006
Institutional Class	0.75%	June 30, 2006

4	On March 31, 2006 the Board of Trustees approved changes to the overall structure, day-to-day management and investment strategies of the Outlook Funds. Subject to shareholder approval, the implementation of the changes will commence in June 2006. In addition, the Board was notified that upon implementation, the following net operating expense ratios will be reduced until June 30, 2008: Dow Jones Target Today Class A, B, C, Admin reduced by 0.10% and Institutional Class reduced by 0.13%; Dow Jones Target 2010 Class A, B, C, Admin reduced by 0.07% and Institutional Class reduced by 0.10%; Dow Jones Target 2020 Class A, B, C, Admin reduced by 0.05% and Institutional Class reduced by 0.08%; Dow Jones Target 2030 Class A, B, C, Admin reduced by 0.04% and Institutional Class reduced by 0.07%; Dow Jones Target 2040 Class A, B, C, Admin reduced by 0.03% and Institutional Class reduced by 0.06%.

FUNDS/CLASSES	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Dow Jones Target 2040[4] (formerly, the Outlook 2040)
Class A	1.25%	June 30, 2006
Class B	2.00%	June 30, 2006
Class C	2.00%	June 30, 2006
Administrator Class	0.95%	June 30, 2006
Institutional Class	0.75%	June 30, 2006
Emerging Markets Focus
Class A	1.90%	January 31, 2007
Class B	2.65%	January 31, 2007
Class C	2.65%	January 31, 2007
Administrator Class	1.60%	January 31, 2007
Endeavor Large Cap
Class A	1.25%	April 30, 2007
Class B	2.00%	April 30, 2007
Class C	2.00%	April 30, 2007
Endeavor Select
Class A	1.25%	April 30, 2007
Class B	2.00%	April 30, 2007
Class C	2.00%	April 30, 2007
Administrator Class	1.00%	April 30, 2007
Institutional Class	0.80%	April 30, 2007
Enterprise
Advisor Class	1.40%	April 30, 2007
Administrator Class	1.15%	April 30, 2007
Investor Class	1.57%	April 30, 2007
Institutional Class	0.90%	April 30, 2007
Equity Income
Class A	1.10%	April 30, 2007
Class B	1.85%	April 30, 2007
Class C	1.85%	April 30, 2007
Administrator Class	0.85%	April 30, 2007
Equity Index
Class A	0.62%	November 30, 2006
Class B	1.37%	November 30, 2006

4	On March 31, 2006 the Board of Trustees approved changes to the overall structure, day-to-day management and investment strategies of the Outlook Funds. Subject to shareholder approval, the implementation of the changes will commence in June 2006. In addition, the Board was notified that upon implementation, the following net operating expense ratios will be reduced until June 30, 2008: Dow Jones Target Today Class A, B, C, Admin reduced by 0.10% and Institutional Class reduced by 0.13%; Dow Jones Target 2010 Class A, B, C, Admin reduced by 0.07% and Institutional Class reduced by 0.10%; Dow Jones Target 2020 Class A, B, C, Admin reduced by 0.05% and Institutional Class reduced by 0.08%; Dow Jones Target 2030 Class A, B, C, Admin reduced by 0.04% and Institutional Class reduced by 0.07%; Dow Jones Target 2040 Class A, B, C, Admin reduced by 0.03% and Institutional Class reduced by 0.06%.

FUNDS/CLASSES	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Equity Value
Class A	1.25%	January 31, 2007
Class B	2.00%	January 31, 2007
Class C	2.00%	January 31, 2007
Administrator Class	1.00%	January 31, 2007
Institutional Class[5]	0.75%	January 31, 2007
Government Money Market
Class A	0.65%	June 30, 2006
Service Class	0.50%	June 30, 2006
Administrator Class	0.35%	June 30, 2006
Institutional Class	0.20%	June 30, 2006
Government Securities
Class C	1.70%	April 30, 2007
Administrator Class	0.70%	April 30, 2007
Advisor Class[6]	0.95%	April 30, 2007
Investor Class[6]	1.00%	April 30, 2007
Institutional Class	0.48%	April 30, 2007
Growth Balanced
Class A	1.20%	January 31, 2007
Class B	1.95%	January 31, 2007
Class C	1.95%	January 31, 2007
Administrator Class	0.95%	January 31, 2007
Growth Equity
Class A	1.50%	January 31, 2007
Class B	2.25%	January 31, 2007
Class C	2.25%	January 31, 2007
Administrator Class	1.25%	January 31, 2007
Institutional Class	1.05%	April 30, 2007
Growth
Class C	2.05%	April 30, 2007
Advisor Class	1.30%	April 30, 2007
Administrator Class	0.96%	April 30, 2007
Investor Class	1.47%	April 30, 2007
Institutional Class[7]	0.85%	April 30, 2007

5	On May 10, 2006 the Board of Trustees approved the addition of Institutional Class shares, effective August 31, 2006, for the Discovery, Equity Value, International Equity, International Value, Large Cap Appreciation and Small/Mid Cap Value Funds.
6	On March 31, 2006 the Board of Trustees approved the reduction of the net operating expense ratios for the Government Securities Fund Advisor and Investor Classes from 0.95% and 1.00% to 0.90% and 0.95%, respectively, effective October 1, 2006.
7	On March 31, 2006 the Board of Trustees approved the reduction of the net operating expense ratios for the Growth Fund Institutional Class from 0.85% to 0.80%, effective December 1, 2006.

FUNDS/CLASSES	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Growth and Income
Advisor Class	1.14%	April 30, 2007
Administrator Class	0.96%	April 30, 2007
Investor Class	1.31%	April 30, 2007
Institutional Class	0.66%	April 30, 2007
Heritage Money Market
Administrator Class	0.38%	April 30, 2007
Institutional Class	0.18%	April 30, 2007
High Income
Advisor Class	0.86%	April 30, 2007
Investor Class	0.86%	April 30, 2007
Institutional Class	0.43%	April 30, 2007
High Yield Bond
Class A	1.15%	September 30, 2006
Class B	1.90%	September 30, 2006
Class C	1.90%	September 30, 2006
Income Plus
Class A	1.00%	September 30, 2006
Class B	1.75%	September 30, 2006
Class C	1.75%	September 30, 2006
Index
Administrator Class	0.25%	January 31, 2007
Investor Class	0.45%	April 30, 2007
Inflation-Protected Bond
Class A	0.85%	September 30, 2006
Class B	1.60%	September 30, 2006
Class C	1.60%	September 30, 2006
Administrator Class	0.60%	September 30, 2006
Institutional Emerging Markets
Institutional Class	1.25%	January 31, 2007
Intermediate Government Income
Class A	0.95%	September 30, 2006
Class B	1.70%	September 30, 2006
Class C	1.70%	September 30, 2006
Administrator Class	0.70%	September 30, 2006
Intermediate Tax-Free
Investor Class	0.75%	April 30, 2007
International Core
Class A	1.50%	April 30, 2007
Class B	2.25%	April 30, 2007
Class C	2.25%	April 30, 2007
Administrator Class	1.25%	April 30, 2007

FUNDS/CLASSES	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
International Equity
Class A	1.50%	January 31, 2007
Class B	2.25%	January 31, 2007
Class C	2.25%	January 31, 2007
Administrator Class	1.25%	January 31, 2007
Institutional Class[8]	1.05%	January 31, 2007
International Value
Class A	1.50%	April 30, 2007
Class B	2.25%	April 30, 2007
Class C	2.25%	April 30, 2007
Administrator Class	1.25%	April 30, 2007
Institutional Class[8]	1.05%	January 31, 2007
Large Cap Appreciation
Class A	1.25%	January 31, 2007
Class B	2.00%	January 31, 2007
Class C	2.00%	January 31, 2007
Administrator Class	1.00%	January 31, 2007
Institutional Class[8]	0.70%	January 31, 2007
Large Cap Growth
Investor Class	1.19%	April 30, 2007
Large Company Core
Class A	1.25%	April 30, 2007
Class B	2.00%	April 30, 2007
Class C	2.00%	April 30, 2007
Class Z	1.42%	April 30, 2007
Administrator Class	0.95%	April 30, 2007
Large Company Growth
Class A	1.20%	April 30, 2007
Class B	1.95%	April 30, 2007
Class C	1.95%	April 30, 2007
Class Z	1.37%	April 30, 2007
Administrator Class	0.95%	April 30, 2007
Institutional Class	0.75%	April 30, 2007
Life Stage - Aggressive Portfolio
Investor Class	1.45%	April 30, 2007
Life Stage - Conservative Portfolio
Investor Class	1.25%	April 30, 2007
Life Stage - Moderate Portfolio
Investor Class	1.35%	April 30, 2007
Liquidity Reserve Money Market	0.76%	June 30, 2006

8	On May 10, 2006 the Board of Trustees approved the addition of Institutional Class shares, effective August 31, 2006, for the Discovery, Equity Value, International Equity, International Value, Large Cap Appreciation and Small/Mid Cap Value Funds.

FUNDS/CLASSES	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Mid Cap Disciplined
Administrator Class	1.15%	April 30, 2007
Institutional Class	0.90%	April 30, 2007
Investor Class	1.31%	April 30, 2007
Mid Cap Growth
Class A	1.40%	April 30, 2007
Class B	2.15%	April 30, 2007
Class C	2.15%	April 30, 2007
Class Z	1.57%	April 30, 2007
Minnesota Money Market
Class A	0.80%	June 30, 2006
Minnesota Tax-Free
Class A	0.85%	April 30, 2007
Class B	1.60%	April 30, 2007
Class C	1.60%	April 30, 2007
Class Z	0.75%	April 30, 2007
Administrator Class	0.60%	April 30, 2007
Moderate Balanced
Class A	1.15%	January 31, 2007
Class B	1.90%	January 31, 2007
Class C	1.90%	January 31, 2007
Administrator Class	0.90%	January 31, 2007
Money Market
Class A	0.76%	June 30, 2006
Class B	1.51%	June 30, 2006
Investor Class	0.65%	April 30, 2007
Money Market Trust	0.20%	June 30, 2006
Municipal Bond
Class A	0.85%	April 30, 2007
Class B	1.60%	April 30, 2007
Class C	1.60%	April 30, 2007
Administrator Class	0.48%	April 30, 2007
Investor Class	0.80%	April 30, 2007
Municipal Money Market
Investor Class	0.64%	April 30, 2007
National Limited-Term Tax-Free
Class A	0.85%	October 31, 2006
Class B	1.60%	October 31, 2006
Class C	1.60%	October 31, 2006
Administrator Class	0.60%	October 31, 2006
National Tax-Free
Class A	0.85%	October 31, 2006
Class B	1.60%	October 31, 2006
Class C	1.60%	October 31, 2006
Administrator Class	0.60%	October 31, 2006

FUNDS/CLASSES	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
National Tax-Free Money Market
Class A	0.65%	June 30, 2006
Service Class	0.45%	June 30, 2006
Institutional Class	0.20%	June 30, 2006
Administrator Class	0.30%	April 30, 2007
National Tax-Free Money Market Trust	0.20%	June 30, 2006
Nebraska Tax-Free
Administrator Class	0.75%	October 31, 2006
Opportunity
Advisor Class	1.29%	April 30, 2007
Administrator Class	1.04%	April 30, 2007
Investor Class	1.35%	April 30, 2007
Overland Express Sweep	1.08%	June 30, 2006
Overseas
Institutional Class	0.95%	April 30, 2007
Investor Class	1.46%	April 30, 2007
Prime Investment Money Market
Service Class	0.55%	June 30, 2006
Institutional Class	0.20%	June 30, 2006
Short Duration Government Bond
Class A	0.85%	September 30, 2006
Class B	1.60%	September 30, 2006
Class C	1.60%	September 30, 2006
Administrator Class	0.60%	September 30, 2006
Institutional Class	0.42%	April 30, 2007
Short-Term Bond
Advisor Class	0.85%	April 30, 2007
Investor Class	0.90%	April 30, 2007
Institutional Class	0.48%	April 30, 2007
Short-Term High Yield Bond
Advisor Class	0.86%	April 30, 2007
Investor Class	0.86%	April 30, 2007
Short-Term Municipal Bond
Class C	1.55%	April 30, 2007
Investor Class	0.66%	April 30, 2007
Small Cap Growth
Class A	1.40%	April 30, 2007
Class B	2.15%	April 30, 2007
Class C	2.15%	April 30, 2007
Class Z	1.57%	April 30, 2007
Administrator Class	1.20%	April 30, 2007
Institutional Class	0.90%	April 30, 2007

FUNDS/CLASSES	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Small Cap Disciplined
Administrator Class	1.20%	April 30, 2007
Institutional Class	1.00%	April 30, 2007
Investor Class[9]	1.61%	April 30, 2007
Small Cap Opportunities
Administrator Class	1.20%	February 28, 2007
Small Cap Value
Class A	1.44%	April 30, 2007
Class B	2.19%	April 30, 2007
Class C	2.19%	April 30, 2007
Class Z	1.36%	April 30, 2007
Small Company Growth
Class A	1.45%	January 31, 2007
Class B	2.20%	January 31, 2007
Class C	2.20%	January 31, 2007
Administrator Class	1.20%	January 31, 2007
Small Company Value
Class A	1.45%	January 31, 2007
Class B	2.20%	January 31, 2007
Class C	2.20%	January 31, 2007
Administrator Class	1.20%	January 31, 2007
Small/Mid Cap Value
Administrator Class	1.15%	April 30, 2007
Investor Class[10]	1.57%	April 30, 2007
Institutional Class[11]	0.95%	February 29, 2008
Specialized Financial Services
Class A	1.35%	February 28, 2007
Class B	2.10%	February 28, 2007
Class C	2.10%	February 28, 2007
Specialized Health Sciences
Class A	1.65%	February 28, 2007
Class B	2.40%	February 28, 2007
Class C	2.40%	February 28, 2007

9	On March 31, 2006 the Board of Trustees approved the reduction of the net operating expense ratios for the Small Cap Disciplined Fund Investor Class from 1.61% to 1.49%, effective March 1, 2007.
10	On March 31, 2006 the Board of Trustees approved the reduction of the net operating expense ratios for the Small/Mid Cap Value Fund Investor Class from 1.57% to 1.49%, effective March 1, 2007.
11	On May 10, 2006 the Board of Trustees approved the addition of Institutional Class shares, effective August 31, 2006, for the Discovery, Equity Value, International Equity, International Value, Large Cap Appreciation and Small/Mid Cap Value Funds.

FUNDS/CLASSES	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Specialized Technology
Class A	1.75%	April 30, 2007
Class B	2.50%	April 30, 2007
Class C	2.50%	April 30, 2007
Class Z	1.90%	April 30, 2007
Stable Income
Class A	0.85%	September 30, 2006
Class B	1.60%	September 30, 2006
Class C	1.60%	September 30, 2006
Administrator Class	0.65%	September 30, 2006
Strategic Income
Class A	1.10%	April 30, 2007
Class B	1.85%	April 30, 2007
Class C	1.85%	April 30, 2007
Strategic Small Cap Value[12]
Class A	1.45%	January 31, 2007
Class C	2.20%	January 31, 2007
Administrator Class	1.20%	January 31, 2007
Total Return Bond
Class A	0.90%	April 30, 2007
Class B	1.65%	April 30, 2007
Class C	1.65%	April 30, 2007
Administrator Class	0.70%	April 30, 2007
Institutional Class	0.42%	April 30, 2007
Class Z	0.95%	April 30, 2007
Treasury Plus Money Market
Class A	0.65%	June 30, 2006
Service Class	0.50%	June 30, 2006
Institutional Class	0.20%	June 30, 2006
Ultra-Short Duration Bond
Class A	0.80%	April 30, 2007
Class B	1.55%	April 30, 2007
Class C	1.55%	April 30, 2007
Class Z	0.84%	April 30, 2007
Ultra Short-Term Income
Administrator Class	0.60%	April 30, 2007
Advisor Class	0.80%	April 30, 2007
Investor Class	0.84%	April 30, 2007
Institutional Class	0.35%	April 30, 2007

12	On February 8, 2006, the Board of Trustees approved the establishment of the Strategic Small Cap Value Fund, which is expected to commence operations in 2006.

FUNDS/CLASSES	CAPPED OPERATING EXPENSE RATIO	EXPIRATION/ RENEWAL DATE
Ultra Short-Term Municipal Income
Advisor Class	0.72%	April 30, 2007
Investor Class	0.72%	April 30, 2007
Institutional Class	0.37%	April 30, 2007
U.S. Value
Class A	1.25%	April 30, 2007
Class B	2.00%	April 30, 2007
Class C	2.00%	April 30, 2007
Class Z	1.32%	April 30, 2007
Administrator Class	0.96%	April 30, 2007
Value
Class A	1.20%	February 28, 2007
Class B	1.95%	February 28, 2007
Class C	1.95%	February 28, 2007
Investor Class	1.20%	February 28, 2007
Administrator Class	0.95%	February 28, 2007
WealthBuilder Conservative Allocation	1.50%	September 30, 2006
WealthBuilder Equity	1.50%	September 30, 2006
WealthBuilder Growth Allocation	1.50%	September 30, 2006
WealthBuilder Growth Balanced	1.50%	September 30, 2006
WealthBuilder Moderate Balanced	1.50%	September 30, 2006
WealthBuilder Tactical Equity	1.50%	September 30, 2006
Wisconsin Tax-Free
Class C	1.49%	April 30, 2007
Investor Class	0.75%	April 30, 2007
100% Treasury Money Market
Class A	0.65%	June 30, 2006
Service Class	0.50%	June 30, 2006

Most recent annual approval by the Board of Trustees: March 31, 2006

Schedule A amended: May 10, 2006

The foregoing schedule of capped operating expense ratios is agreed to as of May 10, 2006 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:	/s/ Andrew Owen
Andrew Owen
Senior Vice President

AS OF MAY 18, 2004

AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT

SCHEDULE B

WELLS FARGO FUNDS TRUST

NOT SUBJECT TO CAPPED OPERATING EXPENSE RATIOS

NAME OF FUND/CLASS	DATE OF REMOVAL FROM SCHEDULE A

B-1